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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 30, 1999

                                 [Vlasic Logo]
             (Exact name of registrant as specified in its charter)

       NEW JERSEY                   1-13933                   52-2067518
(STATE OF INCORPORATION)    (COMMISSION FILE NUMBER)        (IRS EMPLOYER
                                                          IDENTIFICATION NO.)


                                  VLASIC PLAZA
                              SIX EXECUTIVE CAMPUS
                       CHERRY HILL, NEW JERSEY 08002-4112
                          (PRINCIPAL EXECUTIVE OFFICES)

                         TELEPHONE NUMBER: 856-969-7100
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ITEM 5.      OTHER INFORMATION

     The information included in this item is set forth in a press release issued by us dated July 30, 1999, announcing the completion of the sale of the Swift-Armour Argentine Beef business and is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         (2.1) Amendment to the Stock Purchase Agreement entered into among Aligar, Inc. and Cargal, Inc. and Swift Armour Holding Co. on April 28, 1999.

         (99.1) Press Release dated July 30, 1999 from Vlasic Foods International Inc.
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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                VLASIC FOODS INTERNATIONAL INC.




Date:  August 16, 1999      By:  /s/ Mitchell P. Goldstein
                                ------------------------------------------------
                                                Mitchell P. Goldstein
                                      Vice President and Chief Financial Officer
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                                  EXHIBIT INDEX

EXHIBIT
 NO.             DESCRIPTION
 ---             -----------

(2.1) Amendment to the Stock Purchase Agreement entered into among Aligar, Inc. and Cargal, Inc. and Swift Armour Holdings Co. on April 28, 1999.

(99.1) Press Release dated July 30, 1999 announcing the completion of the Sale of the Swift-Armour Argentine Beef business.